UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Amendment No. 1

to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2015

This report constitutes Amendment No. 1 to Registrant’s Current Report on Form 8-K filed May 14, 2015

BERRY PLASTICS GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-35672	20-5234618
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Oakley Street

Evansville, Indiana 47710

(Address of principal executive offices/Zip Code)

(812) 424-2904

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

Berry Plastics Group, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed May 14, 2015 to provide the exhibit filed herewith.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation

On May 14, 2015, Berry Plastics Group, Inc., its wholly owned subsidiary, Berry Plastics Corporation (“BPC”) and certain of its subsidiaries entered into an Amendment No. 4 to the Amended and Restated Revolving Credit Agreement (“Amendment No. 4”), which amended the existing Amended and Restated Revolving Credit Amendment, dated as of April 3, 2007 (as previously amended, the “Existing Revolving Credit Agreement,” and as amended by Amendment No. 4, the “Amended Revolving Credit Agreement”), with Bank of America, N.A. and certain other financial institutions, relating to BPC’s existing $650 million secured, revolving credit facility (the “Revolving Facility”). Among other things, Amendment No. 4 amended the Existing Credit Agreement to extend the maturity date of the Revolving Facility to May 14, 2020 (subject to certain conditions) and to reduce interest margins and certain commitment fees.

Under the terms of the Amended Revolving Credit Agreement, the applicable interest rate margin on borrowings bearing interest at a prime-rate based rate is 0.50% until August 14, 2015, and ranges from 0.25% to 0.75% on and after such date. The applicable interest rate margin on borrowings bearing interest at a reserve-adjusted LIBOR-based rate is 1.50% until August 14, 2015, and ranges from 1.25% to 1.75% on or after such date. Adjustments in the applicable margins on and after August 14, 2015, are determined based on the quarterly average daily borrowing availability under the Revolving Facility. Commitment fees on the Revolving Facility from and after May 14, 2015, range from 0.25% to 0.325%, depending upon the quarterly average daily unused availability under the Revolving Facility.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment No. 4 to the Amended and Restated Credit Agreement, dated as of May 14, 2015, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, certain domestic subsidiaries party thereto, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto, and the financial institutions party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERRY PLASTICS GROUP, INC.
(Registrant)

Date: May 20, 2015

	By:	/s/ Jason K. Greene
Jason K. Greene
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 4 to the Amended and Restated Credit Agreement, dated as of May 14, 2015, by and among Berry Plastics Group, Inc., Berry Plastics Corporation, certain domestic subsidiaries party thereto, Bank of America, N.A., as collateral agent and administrative agent, the lenders party thereto, and the financial institutions party thereto.